SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2012

PROVIDENT NEW YORK BANCORP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35385	80-0091851
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Rella Boulevard, Montebello, New York		10901
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (845) 369-8040

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 10, 2012, Provident Bank, the principal subsidiary of Provident New York Bancorp (the “Company”), completed its previously announced acquisition of Gotham Bank of New York, a New York state-chartered banking corporation (“Gotham”), pursuant to the terms of an Agreement and Plan of Merger, dated as of January 17, 2012, by and between Provident Bank and Gotham (the “Merger Agreement”). At the closing, Gotham was merged with and into Provident Bank, with Provident Bank as the surviving entity.

Pursuant to the Merger Agreement, Gotham shareholders received cash equal to 125% of tangible net worth, subject to adjustments under the Merger Agreement. The aggregate cash consideration to Gotham shareholders and optionholders was approximately $41 million.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q filed on February 8, 2012.

On August 13, 2012, the Company issued a press release announcing the closing of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The following audited financial statements of Gotham, notes related thereto and report of independent auditors thereon are attached hereto as Exhibit 99.2 and incorporated herein by reference:

(i)	Report of Independent Auditors;

(ii)	Balance Sheets as of December 31, 2011 and 2010;

(iii)	Statements of Income for the years ended December 31, 2011 and 2010;

(iv)	Statements of Changes in Stockholders’ Equity for the years ended December 31, 2011 and 2010;

(v)	Statements of Cash Flows for the years ended December 31, 2011 and 2010; and

(vi)	Notes to Financial Statements.

The following unaudited financial statements of Gotham will be filed by amendment to this Current Report on Form 8-K not later than October 26, 2012:

(i)	Balance Sheet as of June 30, 2012;

(ii)	Statements of Income for the six months ended June 30, 2012 and 2011; and

(iii)	Statements of Cash Flows for the six months ended June 30, 2012 and 2011.

(b)	Pro Forma Financial Information.

The following unaudited pro forma financial information related to the Gotham acquisition will be filed by amendment to this Current Report on Form 8-K not later than October 26, 2012:

(i)	Introductory Paragraph;

(ii)	Pro Forma Condensed Balance Sheet as of June 30, 2012;

(iii)	Pro Forma Condensed Statements of Income as of fiscal year end 2011 and for the period ended June 30, 2012; and

(iv)	Explanatory Notes.

(d)	Exhibits

2.1	Agreement and Plan of Merger, dated as of January 17, 2012, by and between Provident Bank and Gotham Bank of New York (incorporated herein by reference to Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q filed on February 8, 2012)

23.1	Consent of Crowe Horwath LLP

99.1	Press Release dated August 13, 2012

99.2	Gotham Audited Financial Statements for the Years Ended December 31, 2011 and 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT NEW YORK BANCORP

DATE: August 16, 2012	By:	/s/ Stephen V. Masterson
	Name:	Stephen V. Masterson
	Title:	EVP, Chief Financial Officer

EXHIBIT INDEX

The following exhibits are filed as part of this report:

2.1	Agreement and Plan of Merger, dated as of January 17, 2012, by and between Provident Bank and Gotham Bank of New York (incorporated herein by reference to Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q filed on February 8, 2012)

23.1	Consent of Crowe Horwath LLP

99.1	Press Release dated August 13, 2012

99.2	Gotham Audited Financial Statements for the Years Ended December 31, 2011 and 2010